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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

               ----------------------------------

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): FEBRUARY 3, 1997



                             EXX INC
     (Exact name of registrant as specified in its charter)


      NEVADA                  1-5654                88-0325271
 (State or other         (Commission File          (IRS Employer
 jurisdiction of              Number)             Identification
  organization)                                       Number)


            1359 EAST FLAMINGO ROAD
                   SUITE 689
              LAS VEGAS, NEVADA                       89119
   (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (702) 598-3223




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Effective February 3, 1997, Steven Toy Inc, a newly-formed, wholly-owned subsidiary of the Registrant ("Steven Toy"), acquired all of the outstanding capital stock of Handi-Pac, Inc., d/b/a Steven Manufacturing Co., a Missouri corporation ("Handi-Pac"). Handi-Pac manufactures and sells several lines of toys, including "pre-school," "ride-on," "classic" and other educational toys.

          In return for all of the outstanding shares of Handi-Pac and other valuable consideration, the Registrant paid Bev Taylor, the sole shareholder of Handi-Pac, the sum of $50,000 and granted him the right to purchase fifty thousand (50,000) shares of the Class A Common Stock of the Registrant. In addition, a revocable trust established by Mr. Taylor, assigned to Hi-Flier, Inc., a wholly-owned subsidiary of the Registrant ("Hi-Flier"), without recourse, all of its right, title and interest in certain Promissory Notes made by Handi-Pac with a principal balance of $350,000 in exchange for payment by Hi-Flier of $350,000, which obligations are secured by certain assets of Handi-Pac. The terms of the transaction were negotiated on an arm's-length basis by non-affiliated parties.

          Handi-Pac's gross sales of approximately $6.0 million accompanied a net loss of approximately $700,000 in 1996. The precise gross sales and net loss cannot be determined until an audit of Handi-Pac's results for 1996 is completed. The Registrant anticipates losses will continue into 1997. The Registrant hopes that Steven Toy will generate profits in 1998 and beyond as a manufacturer and seller of toys.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.
               -------------------------------------------
Pursuant to Item 7(a)(4) of Form 8-K, the Registrant will file the required financial statements of Handi-Pac, Inc., d/b/a Steven Manufacturing Co. and pro forma financial information as soon as is practicable, but not later than 60 days after the date on which this report is required to be filed.

          (b)  Pro forma financial information.  See Item 7(a) above.
               -------------------------------

          (c)  Exhibits.  See Exhibit Index.
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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 17, 1997

                                EXX INC


                              By /s/ David A. Segal
                                 ----------------------------------------------
                                 David A. Segal, Chairman of the Board and
                                 Chief Executive Officer



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
                          EXHIBIT INDEX

Exhibit
Number                      Description
-------                     -----------
2.1    Stock Purchase Agreement dated February 3, 1997, by and
       among Steven Toy Inc, a Missouri corporation, Handi-Pac,
       Inc. d/b/a Steven Manufacturing Co., a Missouri corporation, and Bev Taylor, a single person residing in the State of
       Missouri.

99.1   Assignment Agreement dated February 3, 1997, by and between
       Bev Taylor as sole Trustee of the Bev Taylor Revocable Trust dated November 25, 1987, as amended January 17, 1990,
       February 26, 1992 and February 20, 1996, Bev Taylor as sole
       Trustee of the Frances K. Taylor Revocable Trust dated
       November 25, 1987, as amended January 17, 1990 and February
       26, 1992, Bev Taylor, an individual, and HI-FLIER, INC., a
       Nevada corporation.

99.2   Stock Option Agreement dated February 3, 1997, by and among
       EXX INC, a Nevada corporation, and Steven Toy Inc., a
       Missouri corporation.

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